The global leader in midsize wide-body leasing and operating solutions Stifel 2018 Transportation & Logistics Conference Miami, Florida February 13, 2018 Joe Hete President & CEO joe.hete@atsginc.com Quint Turner CFO quint.turner@atsginc.com (937) 366-2303

Cautionary Statement Regarding Forward-Looking Statements 2 Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are inherently difficult to predict. Words such as “projects,” “believes,” “anticipates,” “will,” “estimates,” “plans,” “expects,” “intends” and similar words and expressions are intended to identify forward-looking statements. These forward- looking statements are based on expectations, estimates and projections as of the date of this presentation and address activities events or developments that we expect, believe or anticipate will or may occur in the future. Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. We caution all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, our operating airline's ability to maintain on-time service and control costs, the number, timing and scheduled routes of our aircraft deployments to customers, the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration, changes in market demand for our assets and services and other factors (including those listed under the heading “Risk Factors”) that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. 2

$154.8 $211.8 $187.1 2013 2016 9M2017 $580.0 $768.9 $745.2 2013 2016 9M2017 ATSG at a Glance 3  ATSG is a leading provider of aircraft leasing and air cargo transportation and related services to domestic and foreign air carriers and other companies that outsource their air cargo lift requirements  In-service fleet of 70 at YE2017: 737s, 757s and 767s  Key Business Segments: — Cargo Aircraft Management (CAM): dry-leasing — ACMI (aircraft, crew, maintenance, insurance) Services: CMI and ACMI agreements — Other Activities: Aircraft maintenance services (MRO), ground equipment/facilities and logistics support  Business segments work in collaboration to deliver holistic operational solutions to customers  End markets include air cargo transportation and package delivery industries (for both commercial and government entities)  Founded in 1980 and is headquartered in Wilmington, OH with 3,230 employees (1) Segment revenue percentages are calculated before the elimination of internal revenues, nine months 2017. (2) Revenue by Customer percentages are based on the third quarter of 2017. (3) Non-GAAP metrics. See table at end of this presentation for reconciliation to nearest GAAP results for Adjusted EBITDA. All references in the presentation to “Adjusted EBITDA” refer to Adjusted EBITDA from Continuing Operations. Revenue Adj. EBITDA(3) Revenue By Segment(1) Revenue By Customer(2) Business Overview Strong Financial Performance ($mm) 51% 32% 17% ACMI Services Other Activities CAM 41% 7% 26% 26% Amazon Other DHL U.S. Military 49% 34% 17% 45% 25% 23%

ATSG Operating Entities  Dry Leasing  Engine Leasing  Engine PBC Services  CMI Services  ACMI Services  Wet2Dry transitioning  On-Demand Charter  Heavy and Line Maintenance  Component Services  Engineering Services  Passenger to Freighter Conversions  Boeing and Airbus Capability  Sort & Gateway Operations  GSE Leasing  Facility Support Services  MHE Service Leasing CMI & ACMI Services Aircraft Maintenance Provides a strong array of capabilities to complement the leasing company’s core aircraft assets Airborne Global Solutions is the marketing entity supporting all of the business units Other 4

Cargo Aircraft Deployments at YE 2017 Boeing 767-300F - 25 in service  In-service fleet projected at: — 33 by YE2018 — 21 currently dry leased to DHL, Amazon, NAC, Amerijet, Cargojet, 6-8 yr. terms Boeing 757s – 8 in service  4 757-200Fs under ACMI agreements with DHL  4 757-200 combis under ACMI agreements with U.S. Military Boeing 737-400F – 1 in service  One more projected to be deployed by end of Q1 2018 Boeing 767-200F - 36 in service  29 currently dry leased to Amazon, DHL, Amerijet, Cargojet, Raya, West Atlantic, 3-5 year terms 5 Portfolio of leased and operated assets offer customer flexibility, incremental returns

Targeting Growing Global Network Demand 6  8.1% market growth in 2017: IATA  Aging network fleets due for replacement  CAM has leased four 767s into DHL’s Middle East network  DHL’s Americas region revenue growth leads all DHL regions in 2017  Amazon’s air-network growth will continue via 50-yr. lease for hub at CVG, with ramp space for 100 aircraft  767 range/payload an ideal fit for north-south routes E-commerce, distributed manufacturing trends creating demand for new express networks ACMI and Dry Lease Opportunities Driven By Double-Digit Global FTK Growth MIDDLE EAST ASIA AMERICAS EUROPE  Rapid regional e-commerce, distributed manufacturing growth drove 7.8% FTK growth in 2017  PEMCO’s strong position in 737 freighter conversions in China creates growth opportunities  Fastest-growing major IATA airfreight market in 2017, up 11.8%  Investment in Sweden’s West Atlantic AB yields additional 737 & 767 dry leases

$1,336 $1,671 $2,050 $2,498 $3,015 $3,578 2014 2015 2016 2017 2018 2019 7.4% 8.7% 10.0% 11.5% 13.0% 14.6% 2015 2016 2017 2018 2019 2020 E-Commerce Growth Story 7 Source: Boeing World Air Cargo Forecast 2016-2017, and eMarketer. ($ in billions) More than 90% of midsize freighters worldwide deployed in time-definite regional express networks Retail E-Commerce Sales Worldwide E-Commerce as a Percent of Total Retail Sales

Dry-Leased 767F Fleet Doubles; 82% Dry Leased at YE2017 8 17 30 2 (15 with CMI) Dry leased ACMI/Charter Staging/Unassigned Undergoing cargo modification 11 50 6* (32 with CMI) 10 41 7 (28 with CMI) 1 8 20 24 1 (13 with CMI) 2 Demand from regional air networks drives doubling of our dry-leased midsize 767 freighter fleet since 2014, longer-term leases, and more CMI, maintenance and logistics support. CAM-Owned 767Fs YE 2014 YE 2015 YE 2016 YE 2017 * Two additional 767 passenger aircraft were acquired in early 2018 for freighter conversion and deployment during 2018

 In March 2016, entered into contract with CAM to lease twenty B767 freighter aircraft — 12 B767-200 freighters under 5-year contracts — 8 B767-300 freighters under 7-year contracts  Five-year CMI agreement to operate aircraft  All 20 aircraft now leased; final lease started in August 2017  LGSTX Services subsidiary provides gateway services  Long-term contracts since August 2003  CAM leases of sixteen 767 freighter aircraft under long-term and short-term leases  ACMI and CMI agreements to operate 757 and 767 aircraft  Americas is DHL’s fastest growing region, revenues up 12.1% in 9 mo. 2017. Long-term Relationships with Key Customers 9  Provide 757 Combi aircraft to serve passenger and freight requests  Sole provider of combi service to military for 20+ years  Contract renewed effective January 2018 through December 2021 DHL Amazon U.S. Military

Other Business

MRO Capacity & Capabilities

- 6 large hangars, 600,000+ sq. ft. in OH & FL
- Heavy maintenance
- Narrowbody / widebody support of Boeing, Airbus & regional aircraft types
- Established relationships with major carriers in U.S. and abroad
- Contracts with Delta, American & Frontier for fleet maintenance

Logistics Services

- Ongoing ground support for selected Amazon gateway facilities in U.S.
- Manages five regional sort facilities for US Postal Service
- Ground support equipment leasing
- Facility Support Services
- MHE Service

P-to-F Conversions



- **PEMCO**
  - Pax to Freighter 737 Conversions: -300s, -400s
  - 70% China market share in B737s
  - 737-700 Next Gen P-to-F under development


321 PRECISION CONVERSIONS
A321 AIRBUS

- **Precision Joint Venture**
  - Developing Airbus A321 Program:
  - ~1,400 passenger A321s in service
  - B757 capacity, B737 efficiency
  - targeting 2019 deployment
  - CAM, other carriers likely prospects

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2.0x 1.6x 2.2x 2.3x 2014 2015 2016 2017E 53 55 60 70 Adjusted EBITDA is a non-GAAP metric. Debt Obligations, fleet totals are as of end of period. See table at end of this presentation for reconciliation to nearest GAAP results. 767, 757 & 737 Owned Freighters < 2.5X $171.3 $197.2 $211.8 $121.2 2014 2015 2016 1H2017 $187.1 9M2017 $589.6 $619.3 $768.9 $491.1 2014 2015 2016 1H2017 9M2017 $745.2 Adjusted EBITDA¹ Revenues Historical Financial Performance 11 ($ in millions) Capital Expenditures ($ in millions) Debt Obligations/Adjusted EBITDA* ($ in millions) $112. $158.7 $264.5 $144.3 2014 2015 2016 1H2017 2017E ~$300

2017 Nine Months Results

More efficient airline fleet utilization, along with maintenance and logistics services, drove revenue and cash flow growth in the first nine months of 2017


$MM
Revenues
$547
$745
9M16 9M17
$MM
Adj. Pretax Earnings*
(Cont. Oper.)
$48
$64
9M16 9M17
Adj. EPS*
(Cont. Oper.)
$0.39
$0.60
9M16 9M17
$MM
Adj. EBITDA*
(Cont. Oper.)
$155
$187
9M16 9M17

* Non-GAAP metrics. See tables at end of this presentation for reconciliation to nearest GAAP results for Adjusted Pretax Earnings, Adjusted EBITDA, and slide 16 for Adjusted EPS.

Management Discussion and Analysis

- 36% 9 mo. revenue gain (29% excl. reimbursables) driven by Amazon CMI support, incremental maintenance and logistics gains
- CAM 9 mo. pretax up 14%; leasing nine more 767 freighters to external customers at Sept. 30 vs prior year
- ACMI Services 9 mo. pretax loss of $3M, excluding $5M 3Q17 pension settlement charge, is $24M gain vs. 9 mo. 2016
- Adjusted Pre-tax Earnings exclude non-cash warrant-related effects, pension charge, non-consolidating affiliate charge
- Adjusted EPS excludes effects of warrants issued to Amazon, pension charge, convertible note hedge gain, non-operating loss from J-V

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Key Components of Capital Structure Term Loan/Revolver includes  Fixed-rate hedged term loan with balance of $71.3 million @ 2.9%, plus hedged revolver of $125 million @ 3.4%  Variable-rate revolver with balance of $120 million @ 3.1%  $545 million revolver Fixed 79% Debt Principal 1/1/2018 Convertible Debt Effective September 2017  $258.75 million with Oct. 2024 maturity at 1.125% coupon  Includes bond hedge & warrant transaction up 75% to $41.35 per share Variable 21% $575M Nearly 80% of outstanding debt is fixed-rate with coupon rates averaging < 3% Potential Capital of ~$140M From Exercise of Amazon Warrants  12.8M vested; additional 1.6M vest in March 2018  Exercise price $9.73  Expire March 2021 unless exercised 13

Conclusion - Investment Highlights 14 Growth Closely Linked to Global E-Commerce Trends Long-Term Relationships with Key Customers Leadership in Midsized Freighters for Regional Express Networks Highly Experienced Management Team Lease-Driven Sustained Cash Flow Backs Strong Balance Sheet

EPS Adjustments Reflect Warrant Valuation 15  ATSG’s GAAP Earnings from Continuing Operations for 2016 and future periods reflect: — Incremental gain or loss in financial instruments each quarter, net of tax, based on effect of mark-to-market changes in ATSG stock price on value of warrant liability — Non-cash lease revenue reduction associated with the amortization of value for warrants  Items above are excluded from Adjusted EPS from Continuing Operations. Adjusted EPS includes additional shares related to warrant dilution

Non-GAAP Reconciliation Statement

Reconciliation Stmt. ($ in 000s except Ratios)	2013	2014	2015	2016	9M2016	9M2017
GAAP Pre-Tax Earnings (Loss) from Cont. Oper.	$ (359)	$ 51,776	$ 62,563	$ 34,454	$ 34,034	$ (53,107)
Impairment Charges	52,585	-	-	-	-	-
Non-service components retiree benefit costs, net	(2,716)	(1,452)	(1,040)	6,815	6,609	5,883
Non-consolidating affiliate charges	-	-	-	1,229	1,229	945
Lease Incentive Amortization	-	-	-	4,506	2,366	9,760
Financial Instruments Loss (Gain)	(631)	(1,096)	(920)	18,107	3,443	100,213
Adjusted Pre-tax Earnings from Cont. Operations	48,879	49,228	60,603	65,111	47,681	63,694
Interest Income	(74)	(92)	(85)	(131)	(98)	(85)
Interest Expense	14,249	13,937	11,232	11,318	8,229	11,658
Depreciation and amortization	91,749	108,254	125,443	135,496	99,605	111,828
Adjusted EBITDA from Cont. Oper.	$ 154,803	$ 171,327	$ 197,193	$ 211,794	$ 155,417	$ 187,095
Debt Obligations - end of period	$ 384,515	$ 344,094	$ 317,658	$ 458,721		
Debt Obligations/Adjusted EBITDA Ratio[1]	2.48	2.01	1.61	2.17		

[1] Debt Obligations / Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations at end of period) divided by Adjusted EBITDA from Continuing Operations, rolling four quarters.

- Adjusted EBITDA from Continuing Operations, Debt Obligations / Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP
- Adjusted EBITDA from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus net interest expense, depreciation and amortization expense, pension settlement costs, debt issuance charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs
- Adjusted Pre-Tax Earnings from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus pension settlement costs, debt issuance charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs
- Management uses Adjusted EBITDA from Continuing Operations, Debt Obligations/Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations to assess the performance of its operating results among periods. These measures should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as an alternative measure of liquidity

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